Exhibit 99.1

Tango Therapeutics Announces Appointment of Adam Crystal, M.D., Ph.D. as President of Research and Development

BOSTON, Mass. – February 28, 2023 – Tango Therapeutics, Inc. (NASDAQ: TNGX), a clinical-stage biotechnology company committed to discovering and delivering the next generation of precision cancer medicines, today announced the appointment of Adam Crystal, M.D., Ph.D. as President of Research and Development. In this executive leadership role, Dr. Crystal will oversee all phases of preclinical research, drug discovery and clinical development. Alan Huang, Ph.D., Chief Scientific Officer, and Ron Weitzman, M.D., Ph.D., Chief Medical Officer, will continue to lead the research and clinical development functions, respectively, as members of Dr. Crystal’s team.

“Adam is joining at a pivotal time, as we are actively enrolling patients in the dose escalation phase of our first clinical trial and plan to advance three more programs into the clinic over the coming year,” said Barbara Weber, M.D., President and Chief Executive Officer of Tango Therapeutics. “Adam’s deep understanding of precision oncology, coupled with his successful track record in both research and clinical leadership, will be instrumental in advancing our pipeline.”

“I’m impressed by the experienced research and development teams at Tango and the compelling and innovative programs they have discovered and developed,” said Dr. Crystal. “I look forward to working with the team to execute on these opportunities as we bring the promise of synthetic lethal drug targeting to patient populations with significant medical need.”

Most recently, Dr. Crystal served as Chief Medical Officer of C4 Therapeutics where he oversaw the advancement of several oncology drug candidates into clinical trials. Prior to that, Dr. Crystal was at Novartis Oncology where he led multiple early clinical development programs. Dr. Crystal has served as a medical oncologist at Massachusetts General Hospital where he studied resistance mechanisms to targeted therapies. He completed his internal medicine training at Massachusetts General Hospital and his fellowship in medical oncology at the Massachusetts General Hospital Cancer Center and the Dana-Farber Cancer Institute. Dr. Crystal holds an M.D., as well as a Ph.D. in Neuroscience from the University of Pennsylvania School of Medicine.

About Tango Therapeutics

Tango Therapeutics is a clinical-stage biotechnology company dedicated to discovering novel drug targets and delivering the next generation of precision medicine for the treatment of cancer. Using an approach that starts and ends with patients, Tango leverages the genetic principle of synthetic lethality to discover and develop therapies that take aim at critical targets in cancer. This includes expanding the universe of precision oncology targets into novel areas such as tumor suppressor gene loss and their contribution to the ability of cancer cells to evade immune cell killing. For more information, please visit www.tangotx.com.

Forward-Looking Statements

Certain statements in this press release may be considered forward-looking statements. Forward-looking statements generally relate to future events, Tango’s future operating performance and goals, the anticipated benefits of therapies and combination therapies (that include a Tango pipeline product), expectations, beliefs and development objectives for Tango’s product pipeline and clinical trials. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “goal”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. For example, statements concerning the following include or constitute forward-looking statements: Tango continues to actively enroll patients in our TNG908 Phase 1/2 clinical trial; Tango expects to advance three more programs (in addition to TNG908) into the clinic over the next year; Dr. Crystal will be instrumental in advancing our synthetic lethal pipeline; Tango two additional INDs planned for 2023; Tango has the opportunity to bring the promise of synthetic lethal drug targeting to patient populations with significant medical need; the expected benefits of the Company’s development candidates and other product candidates; and the expected timing of: (i) development candidate declaration for certain targets, (ii) initiating IND-enabling studies; (iii) filing INDs; (iv) clinical trial initiation and (v) disclosing initial and final clinical trial results. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Tango and its management, are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: Tango has limited experience conducting clinical trials (and will rely on a third party to operate its clinical trials) and may not be able to commence the clinical trial (including opening clinical trial sites and enrolling and dosing an adequate number of clinical trial participants) when expected and may not generate results (including final or initial safety and efficacy data) in the anticipated timeframe (or at all); benefits of product candidates seen in preclinical analyses may not be evident when tested in clinical trials or when used in broader patient populations (if approved for commercial sale); the loss of key personnel or the expected contributions to be made by employees on advancing product candidates may not be realized in the timeframe anticipated or at all; the benefits of Tango pipeline products, development candidates and potential combination therapies that are seen in pre-clinical experiments may not be present in clinical trials or in use commercially or may not be safe and/or effective in humans; Tango has a limited operating history and has not generated any revenue to date from product sales, and may never become profitable; other companies may be able to identify and develop product candidates more quickly than the Company and commercially introduce the product prior to the Company; the Company’s proprietary discovery platform is novel and may not identify any synthetic lethal targets for future development; the Company may not be able to identify development candidates on the schedule it anticipates due to technical, financial or other reasons; the Company may not be able to file INDs for development candidates or advance therapies into clinical trials on time, or at all, due to technical or financial reasons or otherwise; the Company may utilize cash resources more quickly than anticipated; Tango will need to raise capital in the future and if we are unable to raise capital when needed or on attractive terms, we would be forced to delay, scale back or discontinue some of our development programs or future commercialization efforts; we may be unable to advance our preclinical development programs into and through the clinic for safety or efficacy reasons or commercialize our product candidates or we may experience significant delays in doing so as a result of factors beyond Tango’s control;; Tango’s approach to the discovery and development of product candidates is novel and unproven, which makes it difficult to predict the time, cost of development, and likelihood of successfully developing any products; Tango may not identify or discover additional product candidates or may expend limited resources to pursue a particular product candidate or indication and fail to capitalize on product candidates or indications that may be more profitable or for which there is a greater likelihood of success; our products candidates may cause adverse or other undesirable side effects (or may not show requisite efficacy) that could, among other things, delay or prevent regulatory approval; our dependence on third parties for conducting clinical trials and producing drug product; our ability to obtain and maintain patent and other intellectual property protection for our technology and product candidates or the scope of intellectual property protection obtained is not sufficiently broad; and delays and other impacts on product development and clinical trials from the COVID-19 pandemic. Additional information concerning risks, uncertainties and assumptions can be found in Tango’s filings with the SEC, including the risk factors referenced in Tango’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as supplemented and/or modified by its most recent Quarterly Report on Form 10-Q. You should not place undue reliance on forward-looking statements in this presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Tango specifically disclaims any duty to update these forward-looking statements.

Investor Contact:

Sam Martin/Andrew Vulis

Argot Partners

tango@argotpartners.com

Media Contact:

Joshua R. Mansbach

Argot Partners

tango@argotpartners.com